Portfolio Valuation	12 Months Ended
Dec. 31, 2020
Portfolio Valuation Disclosure [Abstract]
Portfolio Valuation

3.    Portfolio Valuation

As of December 31, 2020, our portfolio primarily consisted of mortgage loans and cash. Our mortgage loans held for investment are carried at their fair values. Please see Note 4 Fair Value Measurements for further information on these investments. Investments in open end mutual funds are valued at the closing NAV on the valuation date.

As of December 31, 2020 we held $21,441,093 shares in State Street Institutional U.S. Government Money Market Fund valued at $21,441,093. This amount in included with other cash balances in the Statement of Assets and Liabilities and are considered Level 1 assets for fair value measurements (see Note 4).